UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 10, 2021
Date of Report (Date of earliest event reported)

PETROTEQ ENERGY INC.
(Exact name of registrant as specified in its charter)

Ontario, Canada	000-55991	None
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15315 W. Magnolia Blvd., Suite 120 Sherman Oaks, California	91403
(Address of principal executive offices)	(Zip Code)

(800) 979-1897
Registrant's telephone number, including area code

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

__________

SECTION 7 - REGULATION FD

Item 7.01 Regulation FD Disclosure.

On June 10, 2021, the Company disseminated a news release which is reproduced below in its entirety.

PETROTEQ ENERGY ANNOUNCES INITIAL LOAD OF SALES OIL
HAS BEEN TAGGED FOR SALE

Greenfield Energy Enters Into Membership Interest Purchase Agreement for up to 100% of TSHII

Sherman Oaks, California - June 10, 2021 - Petroteq Energy Inc. ("Petroteq" or the "Company") (TSXV:PQE; OTC:PQEFF; FSE:PQCF), an integrated oil company focused on the development and implementation of its proprietary oil-extraction technologies, is pleased to announce that the 250 barrels of oil produced last week at its oil sands plant at Asphalt Ridge (the "POSP") have now been gauged and tagged by the buyer. Subject to the availability of transport, the oil should be purchased and collected this Friday. Produced oil tested at 10.9° API with a low BS&W (basic sediment and water) of 0.3%.

TomCo Energy plc (AIM: TOM), the US operating oil development group focused on using innovative technology to unlock unconventional hydrocarbon resources, announced on 9 June 2021 that Greenfield Energy LLC ("Greenfield"), the Company's 50/50 joint venture with Valkor LLC ("Valkor"), has entered into a membership interest purchase agreement (the "Agreement") with Endeavour Capital Group LLC ("Endeavour") and Tar Sands Holdings II LLC ("TSHII") with respect to the potential acquisition by Greenfield of up to 100% of the ownership and membership rights and interests in TSHII (the "Membership Interests").  TSHII owns approximately 760 acres of land and certain non-producing assets (the "Site") in Uintah County, Utah, USA.

Tomco's announcement can be found at:

https://polaris.brighterir.com/public/tomco/news/rns/story/xezpdox

Greenfield has entered into a non-exclusive multi-site license with Petroteq.  The Petroteq License has been granted in consideration for the advance funding that Greenfield has provided in respect of the upgrades to the POSP.

For any future oil sands plants built by Greenfield utilizing the Petroteq Licence, a 5% royalty of net revenues received from oil products produced from oil sand resources at any oil sands plants will be payable by Greenfield to Petroteq. Other than the royalty, no further Petroteq License fees are payable.

George Stapleton, Petroteq COO, commented: "We are encouraged by what could become Greenfield's first step towards securing a site and mine to support a commercial plant employing Petroteq's Clean Oil Recovery Technology."

About Petroteq Energy Inc.

Petroteq is a clean technology company focused on the development, implementation and licensing of a patented, environmentally safe and sustainable technology for the extraction and reclamation of heavy oil and bitumen from oil sands and mineable oil deposits. The versatile technology can be applied to both water-wet deposits and oil-wet deposits - outputting high-quality oil and clean sand.

Petroteq believes that its technology can produce a relatively sweet heavy crude oil from deposits of oil sands at Asphalt Ridge without requiring the use of water, and therefore without generating wastewater which would otherwise require the use of other treatment or disposal facilities which could be harmful to the environment. Petroteq's process is intended to be a more environmentally friendly extraction technology that leaves clean residual sand that can be returned to the environment, without the use of tailings ponds or further remediation.

For more information, visit www.Petroteq.energy.

Forward-Looking Statements

Certain statements contained in this press release contain forward-looking statements within the meaning of the U.S. and Canadian securities laws. Words such as "may," "would," "could," "should," "potential," "will," "seek," "intend," "plan," "anticipate," "believe," "estimate," "expect" and similar expressions as they relate to the Company are intended to identify forward-looking information. All statements other than statements of historical fact may be forward-looking information. Forward-looking information contained in this press release includes statements concerning: Petroteq's expectation that the 250 barrels of oil produced last week at its POSP will be sold and collected this Friday; and Petroteq's expectation for the environmentally friendliness of its extraction technology. Such statements reflect the Company's current views and intentions with respect to future events, based on information available to the Company, and are subject to certain risks, uncertainties and assumptions, including, without limitation, the Company and its partners having the resources and services available to continue and complete work on the POSP and operate it continuously.  In addition, readers are cautioned that there is no certainty that the Company's extraction and processing technology will be commercially viable.

Material factors or assumptions were applied in providing forward-looking information. While forward-looking statements are based on data, assumptions and analyses that the Company believes are reasonable under the circumstances, whether actual results, performance or developments will meet the Company's expectations and predictions depends on a number of risks and uncertainties that could cause the actual results, performance and financial condition of the Company to differ materially from its expectations. Certain of the "risk factors" that could cause actual results to differ materially from the Company's forward-looking statements in this press release include, without limitation: uncertainties around the ability of the Company to prepare and submit an updated, revised Notice of Intent that will be acceptable to Utah's Department of Oil, Gas and Mining before 1 July 2021, and thereby avoid a further shutdown of operations at the POSP; uncertainties inherent in the estimation of resources, including whether any reserves will ever be attributed to the Company's properties; since the Company's extraction technology is proprietary, is not widely used in the industry, and has not been used in consistent commercial production, the Company's bitumen resources are classified as a contingent resource because they are not currently considered to be commercially recoverable; full scale commercial production may engender public opposition; the Company cannot be certain that its bitumen resources will be economically producible and thus cannot be classified as proved or probable reserves in accordance with applicable securities laws; changes in laws or regulations; the ability to implement business strategies or to pursue business opportunities, whether for economic or other reasons; status of the world oil markets, oil prices and price volatility; oil pricing; state of capital markets and the ability of the Company to raise capital; litigation; the commercial and economic viability of the Company's oil sands hydrocarbon extraction technology, and other proprietary technologies developed or licensed by the Company or its subsidiaries, which currently are of an experimental nature and have not been used at full capacity for an extended period of time; reliance on suppliers, contractors, consultants and key personnel; the ability of the Company to maintain its mineral lease holdings; potential failure of the Company's business plans or model; the nature of oil and gas production and oil sands mining, extraction and production; uncertainties in exploration and drilling for oil, gas and other hydrocarbon bearing substances; unanticipated costs and expenses, availability of financing and other capital; potential damage to or destruction of property, loss of life and environmental damage; risks associated with compliance with environmental protection laws and regulations; uninsurable or uninsured risks; potential conflicts of interest of officers and directors; risks related to COVID-19 including various recommendations, orders and measures of governmental authorities to try to limit the pandemic, including travel restrictions, border closures, non-essential business closures, quarantines, self-isolations, shelters-in-place and social distancing, disruptions to markets, economic activity, financing, supply chains and sales channels, and a deterioration of general economic conditions including a possible national or global recession; and other general economic, market and business conditions.  Readers are encouraged to review the risk factors discussed or referred to in the Company's disclosure documents, filed with United States Securities and Exchange Commission and available at www.sec.gov (including, without limitation, its most recent annual report on Form 10-K under the Securities Exchange Act of 1934, as amended), and with the securities regulatory authorities in certain provinces of Canada and available at www.sedar.com.

Should any factor affect the Company in an unexpected manner, or should assumptions underlying the forward-looking information prove incorrect, the actual results or events may differ materially from the results or events predicted. Any such forward-looking information is expressly qualified in its entirety by this cautionary statement. Moreover, the Company does not assume responsibility for the accuracy or completeness of such forward-looking information. The forward-looking information included in this press release is made as of the date of this press release, and the Company undertakes no obligation to publicly update or revise any forward-looking information, other than as required by applicable law

Neither TSX Venture Exchange nor its Regulation Services Provider (as that term is defined in policies of the TSX Venture Exchange) accepts responsibility for the adequacy or accuracy of this release.

CONTACT INFORMATION

Petroteq Energy Inc.

Alex Blyumkin

Executive Chairman

Tel: (800) 979-1897

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PETROTEQ ENERGY INC.
DATE: June 10, 2021	By: /s/ Alex Blyumkin Alex Blyumkin Executive Chairman